                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PXRE CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 (PXRE LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PXRE CORPORATION ("PXRE") will be held on June 8, 1995 commencing at 9:00 a.m. at The Millenium Hilton Hotel, 55 Church Street, New York, New York for the following purposes:

     (1) To elect three members of the Board of Directors who, with the six other directors whose terms of office do not expire at this meeting, will constitute the full Board, as described in the Proxy Statement dated May 3, 1995 accompanying this Notice of Annual Meeting (the "Proxy Statement");

     (2) To ratify the appointment of Price Waterhouse LLP as PXRE's independent public accountants for the fiscal year ending December 31, 1995;

     (3) To approve the adoption of the PXRE Corporation Director Stock Option Plan; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only holders of record of the Common Stock of PXRE at the close of business on April 14, 1995, as shown by the transfer books of PXRE, are entitled to notice of, and to vote at, this Annual Meeting and any adjournments.

                                          By Order of the Board of Directors

                                          PXRE CORPORATION

                                          F. SEDGWICK BROWNE, Secretary
May 3, 1995

- - --------------------------------------------------------------------------------

ALL HOLDERS OF THE COMMON STOCK OF PXRE ARE INVITED TO ATTEND THIS ANNUAL MEETING IN PERSON. THOSE HOLDERS OF COMMON STOCK WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AT THEIR EARLIEST CONVENIENCE. HOLDERS OF COMMON STOCK WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE MEETING AND VOTE THEIR SHARES IN PERSON.

- - --------------------------------------------------------------------------------

                                PROXY STATEMENT

- - --------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                              OF PXRE CORPORATION
                                  JUNE 8, 1995

- - --------------------------------------------------------------------------------

                            SOLICITATION OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of PXRE CORPORATION, 399 Thornall Street, Edison, New Jersey 08837 ("PXRE") for use at the Annual Meeting of Shareholders to be held on June 8, 1995 and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter by notifying the Treasurer of PXRE in writing, or by submitting a duly executed Proxy bearing a later date or by voting at the Annual Meeting. This Proxy Statement and the accompanying Proxy are being mailed on or about May 3, 1995.

     The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by PXRE. Directors, officers and employees of PXRE may solicit Proxies orally or in writing, without additional compensation. PXRE's regularly retained investor relations firm, Corporate Communications Inc., may also be called upon to solicit Proxies by telephone or by mail. PXRE will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on April 14, 1995 as the record date for the determination of shareholders entitled to notice of this Annual Meeting, and only holders of record of the Common Stock (par value $.01 per share) of PXRE at that time will be entitled to vote at the meeting. As of the record date, 7,055,286 shares of Common Stock were issued and outstanding and held of record by approximately 125 shareholders. Each share of Common Stock is entitled to one vote on each matter presented at this Annual Meeting. The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum.

     A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item under consideration and has not received instructions from the beneficial owner. Under Delaware law, abstaining votes and broker non-votes are deemed to be present for purposes of determining whether a quorum is present at a meeting. All matters to be voted on at the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but a broker non-vote will have no effect on the vote.

     The following table indicates those persons known to PXRE (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who own beneficially more than 5% of PXRE's Common Stock as of the record date:

  TITLE OF                   NAME AND ADDRESS               AMOUNT AND NATURE OF   PERCENT
   CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP   OF CLASS
- - ------------   -------------------------------------------- --------------------   --------
Common Stock   Phoenix Home Life Mutual Insurance                636,700 shares(1)    9.0%
               Company.....................................
               One American Row
               Hartford, Connecticut 06115
Common Stock   Brandywine Asset Management Inc.............      622,400 shares(2)    8.7%
               Three Christina Centre
               Suite 1200
               201 North Walnut Street
               Wilmington, Delaware 19801
Common Stock   Mellon Bank Corporation.....................      516,000 shares(3)    7.3%
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258
Common Stock   The Equitable Companies Incorporated and
               Subsidiaries................................      493,228 shares(4)    6.9%
               787 Seventh Avenue
               New York, New York 10019
Common Stock   Weiss, Peck & Greer.........................      472,900 shares(5)    6.7%
               One New York Plaza
               New York, New York 10004
Common Stock   Dawson-Samberg Capital Management, Inc......      426,005 shares(6)    6.0%
               354 Pequot Avenue
               Southport, Connecticut 06490
Common Stock   The TCW Group...............................      388,200 shares(7)    5.5%
               865 South Figueroa Street
               Los Angeles, California 90017

- - ------------

(1) The person specified above holds sole voting power and sole investment power in respect of the number of shares of Common Stock indicated opposite its name in the above table.

(2) Brandywine Asset Management, Inc. ("BAM") has informed PXRE that, as of March 31, 1995, BAM beneficially owns the 622,400 shares of Common Stock indicated opposite BAM's name in the above table (which number of shares includes 96,200 shares of Common Stock obtainable upon conversion of Series A Preferred Stock Depositary Shares). BAM holds sole voting power in respect of 590,600 shares of Common Stock and sole investment power in respect of 622,400 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 96,200 shares of Common Stock obtainable upon conversion of Series A Preferred Stock Depositary Shares have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by BAM.

(3) According to the Schedule 13G filed by Mellon Bank Corporation ("Mellon") with the Securities and Exchange Commission (the "Commission"), Mellon, through its direct or indirect subsidiaries, including Mellon Bank N.A. ("Mellon Bank"), may be deemed to be the beneficial owner of the 516,000 shares of Common Stock indicated opposite Mellon's name in the above table, which shares are beneficially owned by Mellon or such subsidiaries in their various fiduciary capacities. The Schedule 13G filed by Mellon states that Mellon holds sole voting power in respect of 211,000 shares and shared voting power in respect of 117,000 shares of Common Stock and sole investment power in respect of 212,000 shares and shared investment power in respect of 304,000 shares of Common Stock. The Schedule 13G filed by Mellon also reports that Mellon Bank holds sole voting power and sole investment power in respect of 90,000 shares, shared voting power in respect of 117,000 shares and shared investment power in respect of 301,000 shares and therefore may be deemed to beneficially own 391,000 shares (5.6%) of Common Stock. In the Schedule 13G, Mellon and its subsidiaries, including Mellon Bank, disclaim beneficial ownership of the shares of Common Stock covered by the Schedule 13G.

(4) The Equitable Companies Incorporated ("Equitable") informed PXRE that, as of February 28, 1995, it beneficially owns through subsidiaries the 493,228 shares of Common Stock indicated opposite Equitable's name in the above table (which number of shares includes 144,428 shares of Common Stock obtainable upon conversion of Series A Preferred Stock Depositary Shares). The voting and investment power respecting such shares are divided among three Equitable subsidiaries as follows: The Equitable Life Assurance Society of the United States is deemed to hold shared voting power and sole investment power in respect of 24,410 shares; Alliance Capital Management, L.P., which holds the shares attributed to it on behalf of client discretionary investment advisory accounts, is deemed to hold sole voting power and sole investment power in respect of 450,510 shares (6.3%); and Donaldson, Lufkin & Jenrette Securities Corporation is deemed to hold sole voting power and sole investment power in respect of 18,308 shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the shares of Common Stock obtainable upon conversion of Series A Preferred Stock Depositary Shares have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Equitable and its subsidiaries.

(5) Weiss, Peck & Greer ("WPG") informed PXRE that, in its capacity as a broker-dealer and an investment adviser, WPG may be deemed to be the beneficial owner of the 472,900 shares of Common Stock indicated opposite WPG's name in the above table (which number of shares includes 12,000 shares of Common Stock obtainable upon conversion of Series A Preferred Stock Depositary Shares). Such shares are held by WPG for the discretionary accounts of certain clients of WPG. WPG holds shared voting power and shared investment power in respect of the 472,900 shares of Common Stock. WPG disclaims beneficial ownership of the 472,900 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 12,000 shares of Common Stock obtainable upon conversion of Series A Preferred Stock Depositary Shares have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by WPG.

(6) According to the Schedule 13D filed by Dawson-Samberg Capital Management, Inc. ("Dawson-Samberg") with the Commission, voting and investment power respecting the 426,005 shares of Common Stock indicated opposite Dawson-Samberg's name in the above table are divided among Dawson-Samberg and two of its affiliates as follows: Dawson-Samberg, an investment adviser, is deemed to hold sole voting power and sole investment power in respect of 191,405 shares held in its managed accounts; Pequot General Partners ("Pequot") is deemed to hold sole voting power and sole investment power in respect of 166,600 shares held by a limited partnership for which it serves as general partner; and DS International Partners, L.P. ("DSI") is deemed to hold sole voting power and sole investment power in respect of 68,000 shares held by a fund for which it serves as investment manager. The aforementioned Schedule 13D was filed jointly by Dawson-Samberg, Pequot and DSI.

(7) According to the Schedule 13G filed by The TCW Group, Inc. (formerly known as TCW Management Company; "TCW") with the Commission, TCW may be deemed to beneficially own, through its subsidiaries, the 388,200 shares of Common Stock indicated opposite its name in the above table. The Schedule 13G filed by TCW states that TCW holds sole voting power and sole investment power in respect of 388,200 shares of Common Stock. Although TCW is deemed to be the beneficial owner of the shares covered by the Schedule 13G, in the Schedule 13G TCW disclaims the beneficial ownership thereof.

     To PXRE's knowledge, no other person owns of record or beneficially more than 5% of the outstanding shares of its Common Stock as of the record date.

                       NOMINEES FOR ELECTION AS DIRECTORS

     PXRE's Certificate of Incorporation and Bylaws provide for the election of directors by the shareholders. For this purpose, the Board of Directors is divided into three classes (Classes I, II and III) as nearly equal in number as possible. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the shareholders. Under the Certificate of Incorporation, the Board of Directors has the power to create up to two additional directorships within any twelve-month period. Vacancies in directorships (including vacancies resulting from resignations and newly created directorships) may be filled, until the expiration of the term of the vacated directorship and until a successor is elected and qualified, by the vote of 66 2/3% of the directors then in office.

     At this Annual Meeting, the terms of office of the Class III directors will terminate; therefore, the Board of Directors has nominated Bernard Kelly, Edward
P. Lyons and David W. Searfoss (all of whom are also presently serving on the Board) for re-election as Class III directors to serve three-year terms until the Annual Meeting of Shareholders is held in 1998 and until their successors have been elected and qualified. It is intended that Proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the Proxies will be voted for the election of a substitute nominee in accordance with the judgment of the Proxy holder.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

     Mr. Radke (50) has been the President, Chief Executive Officer and a director of PXRE since 1986, and of PXRE's predecessor since its formation in April 1982. Since August 1993, Mr. Radke has also served as President, Chief Executive Officer and Chairman of the Board of Directors of Transnational Re Corporation ("TREX"). (See "CERTAIN BUSINESS RELATIONSHIPS -- The Transnational Companies".)

     Mr. Fiondella (52) has been Chairman of the Board of Directors, President and Chief Executive Officer of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") since February 1994. From July 1992 to February 1994, he was President and Principal Operating Officer of Phoenix Home Life, and from February 1989 to June 1992, he was President and Chief Operating Officer of Phoenix Mutual Life Insurance Company, a predecessor of Phoenix Home Life ("Phoenix Mutual"). Mr. Fiondella is also an officer and director of various Phoenix Home Life subsidiaries.

     Mr. Kelly (64), who was elected a director of PXRE in December 1988, is a U.K. attorney and formerly Vice Chairman and Managing Director of Lazard Brothers & Co. Ltd., London. Mr. Kelly also is a director of a number of companies, including American Phoenix Investments Ltd., London (a U.K. subsidiary of Phoenix Home Life) and Societe Generale d'Investissements SA, a quoted Luxembourg industrial holding company, and is Chairman of First Equity Holdings Ltd., an inter-broker dealer and member of the London Stock Exchange, International Select Fund Ltd., a Guernsey mutual fund, Lazard Income Growth & Property Unit Trust and Nexus Structured Finance Ltd., an agency for private sector finance to state (U.K.) institutions.

     Ms. Luscombe (43), who was elected a director of PXRE in November 1993, has been a principal of WKL Associates, a company which provides U.S. real estate investment advisory services to U.K. companies, since May 1994. Ms. Luscombe is also principal real estate advisor to Prudential Portfolio Managers America Limited. From November 1992 to May 1994, she was Senior Vice President of Aldrich Eastman Waltch, a Boston-based company specializing in real estate investment and pension fund advisory services. Ms. Luscombe is also a director of Berkeley Commercial Investments, the commercial real estate investment arm of Berkeley Group plc, a U.K. public company. From 1991 to 1992, she was Chief Executive Officer of St. Katharine by the Tower Limited, a subsidiary of Taylor Woodrow Group plc. Ms. Luscombe served as a director of INSILCO Corporation from 1985 to 1988 and of The Carroll Group of Companies from 1989 to 1990. From 1978 to 1989, she was President and Chief Executive Officer of Pan American Properties Inc./Buckingham Holdings Inc., the U.S. real estate investment companies of the British Coal Pension Funds.

     Mr. Lyons (68) was Vice Chairman of the Board of Directors of Olin Corp., a diversified chemical manufacturing corporation, prior to his retirement in 1986. Mr. Lyons is currently a director of Phoenix Home Life.

     Mr. McLoughlin (48) has been Executive Vice President and Chief Investment Officer of Phoenix Home Life since July 1992. From December 1988 to June 1992, he was Executive Vice President, Investments of Phoenix Mutual. Mr. McLoughlin is currently president and a director or trustee of several registered investment companies which are affiliated with Phoenix Home Life, as well as a director of World Trust, a Luxembourg organized investment trust and a director and officer of various Phoenix Home Life subsidiaries.

     Mr. Searfoss (44) has been Executive Vice President and Chief Financial Officer of Phoenix Home Life since October 1994. From July 1992 to October 1994, he was Senior Vice President and Chief Financial Officer of Phoenix Home Life, and from November 1987 to June 1992, he was Senior Vice President and Chief Financial Officer of Phoenix Mutual. Mr. Searfoss has served as a director of PXRE since December 1987.

     Mr. Trautlein (68) was Chairman and Chief Executive Officer of Bethlehem Steel Corporation from 1980 until his retirement in 1986. Mr. Trautlein is currently a director of The Chase Manhattan Corporation and Data General Corporation. He was elected a director of PXRE in March 1988.

     Mr. Wilde (67) was, from September 1993 to May 1994, Chairman and Chief Executive Officer and, from November 1971 to September 1993, President and Chief Executive Officer of The Hartford Steam Boiler Inspection and Insurance Company. Since May 1994, Mr. Wilde has been Chairman of the Executive Committee of The Hartford Steam Boiler Inspection and Insurance Company. Mr. Wilde is currently a director of Phoenix Home Life and Shawmut National Corporation, a banking corporation.

     Unless otherwise indicated, all directors have served in such capacity since 1986.

     In addition to the executive officers who are listed as being directors of PXRE, PXRE has the following executive officers:

     Michael J. Bleisnick (43) has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE since February 1990 and a Vice President of PXRE since July 1986. Since August 1993, Mr. Bleisnick has also served as an Executive Vice President of TREX.

     Gordon Forsyth, III (47) has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE since February 1990 and a Vice President of PXRE since October 1986. Since August 1993, Mr. Forsyth has also served as an Executive Vice President of TREX.

     Sanford M. Kimmel (42) has been Senior Vice President, Treasurer and Chief Financial Officer of PXRE since February 1994. Since March 1994, Mr. Kimmel has also served as Senior Vice President, Treasurer and Chief Financial Officer and as a director of TREX. Prior to joining PXRE, he was Vice President, Finance of Page America Group, Inc. since 1992. From 1991 to 1992, he was Vice President, Expense Management and Special Projects of Home Life Insurance Company, a predecessor of Phoenix Home Life ("Home Life Insurance"). From 1987 to 1991, he was Vice President and Treasurer, and from 1982 to 1987 he was Treasurer, of Home Life Insurance. From August 1982 to July 1991, Mr. Kimmel was also an officer of four registered investment companies which were affiliated with Home Life Insurance.

     Eugene J. Sverchek (45) has been a Senior Vice President of PXRE since May 1991. Since August 1993, Mr. Sverchek has also served as a Senior Vice President of TREX. Prior to joining PXRE, he held various positions (including Senior Vice President) during his sixteen years at MONY Reinsurance Company where he specialized in property treaty reinsurance underwriting.

     Alain Tounquet (42) has been a Senior Vice President of PXRE since March 1994, prior to which he served as a Vice President of PXRE since October 1989. Mr. Tounquet has also been the General Manager of the Brussels Office of PXRE since October 1989. Since October 1993, Mr. Tounquet has also served as a Vice President of TREX. From 1988 to 1989, he was the General Manager of Texcam, a Belgian import company.

     Frank A. LoPiccolo (51) has been a Vice President of PXRE since 1986. Since August 1993, Mr. LoPiccolo has also served as a Vice President of TREX.

     Edward C. McBride (41) has been a Vice President of PXRE since March 1993. Since August 1993, Mr. McBride has also served as a Vice President of TREX. From 1992 to 1993, he was a Principal and Director of Marketing of BarSafe, Incorporated, a manufacturing company. From 1985 to 1992, he was Vice President of Underwriting and Marketing for Hartford Re Management Company, a reinsurance underwriting management company.

     All executive officers of PXRE hold office at the pleasure of the Board of Directors.

     The following table sets forth certain information concerning beneficial ownership of PXRE's Common Stock by the directors, the five executive officers named below under the heading "EXECUTIVE COMPENSATION" and all directors and executive officers as a group, as of the record date:

                                                          SHARES (AND
                                                           PERCENT)              DIRECTOR
       DIRECTORS AND FIVE CURRENT NAMED EXECUTIVE        BENEFICIALLY              TERM
                        OFFICERS                           OWNED(1)                ENDS
    -------------------------------------------------  -----------------         --------
    Gerald L. Radke..................................       111,075(1.6%)(2)       1996
    Robert W. Fiondella..............................           500*               1997
    Bernard Kelly....................................         2,500*               (3)
    Wendy Luscombe...................................             0*               1996
    Edward P. Lyons..................................             0*               (3)
    Philip R. McLoughlin.............................           100*               1997
    David W. Searfoss................................           100*               (3)
    Donald H. Trautlein..............................         1,500*               1997
    Wilson Wilde.....................................         1,000*               1996
    Michael J. Bleisnick.............................        36,521(4)*             --
    Gordon Forsyth, III..............................        44,883(5)*             --
    Eugene J. Sverchek...............................         4,812(6)*             --
    Alain Tounquet...................................         1,529(7)*             --
      All directors and executive officers as a group
         (17 persons)................................       254,582(3.5%)(8)

- - ------------

  * Beneficially owns less than 1% of PXRE's issued and outstanding Common
     Stock.

(1) The number of shares of Common Stock set forth opposite the names of Mr. Kelly, Ms. Luscombe, Mr. Lyons, Mr. Trautlein and Mr. Wilde does not include the 2,000 shares granted to each such director under the PXRE Director Deferred Stock Plan (described below under the heading "THE BOARD OF DIRECTORS AND ITS COMMITTEES AND DIRECTOR COMPENSATION"), as to which shares such directors currently hold neither voting nor investment power. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to shareholders in respect of the Common Stock, PXRE makes dividend equivalent payments, in cash, in respect of each share of Common Stock granted, but not yet delivered, under such Plan.

(2) Includes currently exercisable options to purchase 43,575 shares of Common Stock and 200 shares of Common Stock owned by Mr. Radke's children, the beneficial ownership of which 200 shares is disclaimed by Mr. Radke. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 43,575 shares of Common Stock for which Mr. Radke holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Radke.

(3) Term of office of Class III directors terminates at the forthcoming 1995 Annual Meeting.

(4) Consists of currently exercisable options to purchase 34,813 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 34,813 shares of Common Stock for which Mr. Bleisnick holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Bleisnick.

(5) Includes currently exercisable options to purchase 36,041 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 36,041 shares of Common Stock for which Mr. Forsyth holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Forsyth.

(6) Includes currently exercisable options to purchase 3,360 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 3,360 shares of Common Stock for which Mr. Sverchek holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Sverchek.

(7) Consists of currently exercisable options to purchase 545 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 545 shares of Common Stock for which Mr. Tounquet holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Tounquet.

(8) Includes currently exercisable options to purchase 157,055 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 157,055 shares of Common Stock for which PXRE's directors and executive officers as a group hold currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by such directors and executive officers as a group.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES
                           AND DIRECTOR COMPENSATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     In 1994, the Board of Directors met six (6) times. No director attended fewer than 75% of the aggregate of (i) the total number of Board meetings (held when such person was a director) and (ii) the total number of meetings held by committees on which he or she served (during the periods that he or she served).

     The Board of Directors has an Audit Committee which is comprised of Messrs. Kelly (Chairman), McLoughlin, Searfoss and Trautlein and Ms. Luscombe. The members of the committee are responsible for assisting the Board of Directors in fulfilling its responsibilities in connection with PXRE's accounting and financial reporting practices. In 1994, the Audit Committee met three (3) times.

     The Human Resources Committee of the Board of Directors is comprised of Messrs. Trautlein (Chairman), Fiondella, Lyons and Wilde. The Human Resources Committee performs the functions of a compensation committee, including the administration of PXRE's various stock option and other compensation plans. In 1993, the Human Resources Committee met two (2) times.

     The Investment Committee of the Board of Directors is comprised of Messrs. Lyons (Chairman), Kelly and Wilde and Ms. Luscombe. The members of the Investment Committee are responsible for monitoring and approving the investment policies and the investments of PXRE and its reinsurance subsidiary, PXRE Reinsurance Company ("PXRE Reinsurance"), and for overseeing investment management carried out by Phoenix Investment Counsel, Inc. ("Phoenix Investment"), an indirect subsidiary of Phoenix Home Life. In 1994, the Investment Committee met two (2) times.

     The Board of Directors also has an Executive Committee, which is currently comprised of Messrs. Radke, Fiondella and Trautlein. The Executive Committee is vested with the authority to exercise the powers of the full Board of Directors during the intervals between its meetings. In 1994, the Executive Committee met one (1) time.

     PXRE does not have a standing nominating committee. However, upon the request of the Board of Directors, the Executive Committee has occasionally functioned in this role.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. During the 1994 fiscal year PXRE paid annual retainers of $12,000 (plus $1,500 each for members ($3,000 for the Chairman) of the Audit Committee, the Investment Committee and the Human Resources Committee) and fees per meeting ranging from $1,000-$3,000 to each director of PXRE, except for directors who were also officers of PXRE or Phoenix Home Life who individually received no compensation for attendance at meetings. For fiscal 1994 PXRE paid a total of $236,500 in directors' fees. The amount of the annual retainer paid to nonemployee directors has been increased to $16,000 effective for fiscal 1995. Also effective for 1995, directors who are officers of Phoenix Home Life are entitled to directly receive compensation for service as directors of PXRE. Directors have the ability to defer receipt of their cash compensation by making an irrevocable written election prior to the beginning of the calendar year to defer receipt of such compensation until the earlier of their retirement or resignation as a director of PXRE, death or disability. An unfunded account is established by PXRE in the director's name and interest is credited to the account balance at an annual rate equal to the annualized average rate of return earned on accounts invested during such period in the Intermediate Term U.S. Treasury Portfolio fund of PXRE's 401(k) Savings and Investment Plan.

     OTHER COMPENSATION. On April 20, 1995, PXRE adopted a Director Stock Option Plan (the "Director Option Plan") pursuant to which each director of PXRE who is not an employee of PXRE will automatically receive annual grants (on the date of PXRE's Annual Meeting for such year) of options to purchase 1,000 shares of PXRE Common Stock. The Director Option Plan was adopted contingent upon the approval of PXRE's shareholders at the 1995 Annual Meeting. For a detailed description of the Director Option Plan, see "APPROVAL OF DIRECTOR STOCK OPTION PLAN" below.

     On August 23, 1990, PXRE adopted a Director Deferred Stock Plan (the "Director Plan") pursuant to which directors of PXRE who are not employees of PXRE or of Phoenix Home Life were each granted the right to receive 2,000 shares of Common Stock (subject to anti-dilution adjustments) at certain specified times following their respective terminations as PXRE directors. On August 23, 1990, Messrs. Kelly, Lyons, Trautlein and Wilde were each granted the right to receive 2,000 shares of Common Stock pursuant to the terms of the Director Plan. The Director Plan was subsequently amended effective August 23, 1990 to allow participation by directors who were employees of Phoenix Home Life and who were PXRE directors on August 23, 1990, provided that shares allocable under the Director Plan to such directors were delivered at the time specified in the Director Plan. Effective August 23, 1990, Messrs. Fiondella, Gummere (who resigned as a PXRE director on February 21, 1994), McLoughlin and Searfoss, all full-time employees of Phoenix Home Life who were PXRE directors on such date, were each granted the right to receive 2,000 shares of Common Stock, which shares were delivered on August 24, 1993 pursuant to the terms of the Director Plan, as amended. Upon becoming a director of PXRE on November 12, 1993, Ms. Luscombe was granted the right to receive 2,000 shares of Common Stock pursuant to the terms of the Director Plan. Such grants resulted in all eligible non-employee PXRE directors as a group being granted the right to receive a total of 18,000 shares of Common Stock pursuant to the terms of the Director Plan.

     On each date on which dividends are paid to shareholders with respect to shares of Common Stock of PXRE, each director who has been granted shares of Common Stock under the Director Plan is, subject to the practice described below respecting directors who are employees of Phoenix Home Life, paid an amount in cash equal to the product of (i) the dividend per share for the applicable dividend payment date and (ii) the number of shares which have been granted to the director but which have not yet been delivered.

     The Director Plan is administered by the Board of Directors, which may amend or terminate the Director Plan at any time. However, no such amendment or termination may reduce the number of shares that had been granted to the directors prior to such amendment or termination.

     Phoenix Home Life maintained a practice that no employee could accept any individual remuneration for serving on the board of directors of PXRE, and that any such remuneration that would otherwise be payable by PXRE to a Phoenix Home Life employee would instead be paid directly to Phoenix Home Life. In accordance with Phoenix Home Life's practice, the above-described dividend equivalents were, since the inception of the Director Plan, paid by PXRE directly to Phoenix Home Life and, on August 24, 1993, the aggregate of 8,000 shares of Common Stock that would otherwise have been delivered by PXRE to Messrs. Fiondella, Gummere, McLoughlin and Searfoss on such date were instead delivered by PXRE directly to Phoenix Home Life. In light of its current ownership of PXRE shares, Phoenix Home Life notified PXRE that, effective January 1, 1995, it has changed such practice and employees of Phoenix Home Life serving as directors of PXRE are entitled to receive directly any compensation therefor.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO ELECT THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

       RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Price Waterhouse LLP as PXRE's independent public accountants for the fiscal year ending December 31, 1995. This selection is being presented to the shareholders for their ratification at the Annual Meeting. Price Waterhouse LLP has audited PXRE's financial statements since July 1, 1986. A representative of Price Waterhouse LLP is expected to attend the Annual Meeting, with the opportunity to make a statement if he or she so desires and to respond to questions.

     RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" RATIFICATION AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                             EXECUTIVE COMPENSATION

     The following tables and narrative text describe the compensation paid in 1994 and the two prior fiscal years to PXRE's Chief Executive Officer and PXRE's four other most highly compensated executive officers. Also described below is certain future compensation such individuals may be eligible to receive upon retirement or following certain terminations of employment or certain changes of control.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                            -----------------------------
                                        ANNUAL COMPENSATION                                  SECURITIES
                          -----------------------------------------------    RESTRICTED      UNDERLYING
        NAME AND                                           OTHER ANNUAL         STOCK           STOCK          ALL OTHER
   PRINCIPAL POSITION     YEAR    SALARY    BONUS($)(1)   COMPENSATION(2)   AWARDS($)(3)    OPTIONS(#)(4)   COMPENSATION(5)
- - ------------------------  -----  --------   -----------   ---------------   -------------   -------------   ---------------
Gerald L. Radke.........  1994   $368,846    $ 275,625          $4,934        $ 118,125         17,592          $20,284
  President and Chief     1993   $345,705    $ 301,175          $3,571        $ 100,011         14,352          $17,991
  Executive Officer       1992   $305,734           --          $7,984               --         32,759          $40,984
Michael J. Bleisnick....  1994   $211,307    $ 124,103              --        $  53,213          7,120          $ 5,777
  Executive Vice          1993   $192,583    $ 136,500              --        $  40,803          4,586          $ 5,069
  President -- Domestic   1992   $166,217           --              --               --         12,193          $14,120
  Operations
Gordon Forsyth, III.....  1994   $211,307    $ 124,103              --        $  53,213          7,120          $ 6,930
  Executive Vice          1993   $190,348    $ 136,500              --        $  40,803          4,452          $ 5,705
  President --            1992   $162,900           --              --               --         11,802          $17,146
  International
  Operations
Eugene J. Sverchek......  1994   $151,305    $  81,375              --        $  34,875          4,398          $ 4,546
  Senior Vice             1993   $137,819    $  87,550              --        $  28,571          3,668          $ 4,382
  President -- Domestic   1992   $134,377           --              --               --          9,770          $14,540
  Treaty
Alain Tounquet..........  1994   $150,638    $  79,085              --        $  33,894          3,995               --
  Senior Vice             1993   $117,688    $  71,585              --        $  23,370          2,181               --
  President --            1992   $109,570           --              --               --          6,048               --
  International
  Operations

- - ------------

(1) For 1994, consists of cash bonuses awarded in 1995 in respect of fiscal year 1994 pursuant to PXRE's Restated Employee Annual Incentive Bonus Plan. For 1993, consists of (i) special cash bonuses awarded in March 1993 in recognition of the executives' role in the successful completion, on March 3, 1993, of a public offering and (ii) cash bonuses awarded in 1994 in respect of fiscal year 1993 pursuant to PXRE's Restated Employee Annual Incentive Bonus Plan and, in the case of Messrs. Bleisnick and Forsyth, on an ad-hoc basis outside of the Plan.

(2) For 1994 and 1993, consists of $4,934 and $3,571, respectively, paid to reimburse Mr. Radke for taxes paid by him in respect of income arising from PXRE's forgiveness of certain accrued interest on an outstanding loan. (See column entitled "All Other Compensation".) For 1992, consists of $5,016 paid to reimburse Mr. Radke for taxes paid by him in respect of involuntary refunds of excess contributions to PXRE's 401(k) Savings and Investment Plan (the "401(k) Plan") and $2,968 paid to reimburse Mr. Radke for taxes paid by him in respect of income arising from PXRE's forgiveness of certain accrued interest on the outstanding loan referred to above.

(3) Consists of awards to Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet, respectively, in respect of fiscal year 1994, of 4,643, 2,092, 2,092, 1,371 and 1,332 restricted shares of PXRE's Common Stock and in respect of fiscal year 1993, of 4,211, 1,718, 1,718, 1,203 and 984 restricted shares of PXRE's Common Stock pursuant to PXRE's Restated Employee Annual Incentive Bonus Plan. In accordance with the Commission's rules, the above dollar values were calculated by multiplying the closing prices of PXRE's Common Stock on February 16, 1995 and February 10, 1994, the dates of such grants (i.e., $24.875 and $23.75, respectively), as reported on the Nasdaq Stock Market National Market System, by the number of restricted shares awarded. Pursuant to the terms of this Plan, such restricted shares will vest and become 100% nonforfeitable, with respect to the 1993 grants, in one installment on January 1, 1997 and, with respect to the 1994 grants, in one installment on January 1, 1998. During the holding periods such shares are entitled to receive dividends, if any, declared with respect to PXRE's Common Stock.

(4) For 1994 and 1993, consists of non-qualified options granted in respect of PXRE's Common Stock pursuant to PXRE's 1992 Officer Incentive Plan. For 1992, consists of non-qualified options granted in respect of PXRE's Common Stock pursuant to PXRE's 1988 Stock Option Plan.

(5) For Mr. Radke, consists of: $11,178, $10,232 and $8,967 contributed by PXRE in 1994, 1993 and 1992, respectively, to the 401(k) Plan (which is a contributory defined contribution plan), $23,655 contributed by PXRE in 1992 to PXRE's Pension Plan (which is a non-contributory defined contribution actuarial plan) (the "Pension Plan"), $1,712 paid by PXRE during each of 1994, 1993 and 1992 with respect to a supplemental term life insurance policy for Mr. Radke's benefit, $1,602 paid by PXRE during each of 1994, 1993 and 1992 with respect to a supplemental disability insurance policy for Mr. Radke's benefit and $5,792, $4,445 and $5,048 representing the amount of interest accrued in 1994, 1993 and 1992, respectively, and forgiven by PXRE in respect of a loan of $70,125 made by PXRE to Mr. Radke in 1988, the full principal amount of which remained outstanding during 1994, 1993 and 1992 (see "CERTAIN BUSINESS RELATIONSHIPS" below); for Mr. Bleisnick, consists of: $5,336, $4,628 and $4,493 contributed by PXRE in 1994, 1993 and 1992, respectively, to the 401(k) Plan, $9,344 contributed by PXRE in 1992 to the Pension Plan and $441, $441 and $283 paid by PXRE during 1994, 1993 and 1992, respectively, with respect to a supplemental term life insurance policy for Mr. Bleisnick's benefit; for Mr. Forsyth, consists of: $6,459, $5,234 and $2,902 contributed by PXRE in 1994, 1993 and 1992, respectively, to the 401(k) Plan, $13,877 contributed by PXRE in 1992 to the Pension Plan and $471, $471 and $367 paid by PXRE during 1994, 1993 and 1992, respectively, with respect to a supplemental term life insurance policy for Mr. Forsyth's benefit; and for Mr. Sverchek, consists of: $4,546, $4,382 and $1,814 contributed by PXRE in 1994, 1993 and 1992, respectively, to the 401(k) Plan and $12,726 contributed by PXRE in 1992 to the Pension Plan. No amounts were contributed by PXRE to the Pension Plan for 1994 and 1993 because the Pension Plan was frozen effective December 31, 1992. The PXRE Retirement Plan (which is a defined benefit plan) was adopted in its place effective January 1, 1993; estimated benefits under such defined benefit plan are outlined in the Pension Plan Table below. The assets in a participant's account under the Pension Plan will be used to satisfy accrued benefits under the new defined benefit plan. Thus, the amounts contributed on behalf of the named executives to the Pension Plan for 1992 included above will be used to satisfy the estimated benefits outlined in the Pension Plan Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              INDIVIDUAL GRANTS
                                                    ---------------------------------------------------------------------
                                                      NUMBER OF      % OF TOTAL
                                                     SECURITIES       OPTIONS
                                                     UNDERLYING      GRANTED TO    EXERCISE OR                GRANT DATE
                                                       OPTIONS      EMPLOYEES IN   BASE PRICE    EXPIRATION     PRESENT
                       NAME                         GRANTED(#)(1)   FISCAL YEAR      ($/SH)         DATE      VALUE($)(2)
- - --------------------------------------------------  -------------   ------------   -----------   ----------   -----------
Gerald L. Radke...................................      17,592          31.5%        $23.875       3/24/04     $ 193,688
Michael J. Bleisnick..............................       7,120          12.7%        $23.875       3/24/04     $  78,391
Gordon Forsyth, III...............................       7,120          12.7%        $23.875       3/24/04     $  78,391
Eugene J. Sverchek................................       4,398           7.8%        $23.875       3/24/04     $  48,422
Alain Tounquet....................................       3,995           7.2%        $23.875       3/24/04     $  43,985

- - ------------

(1) Consists of non-qualified options granted pursuant to PXRE's 1992 Officer Incentive Plan. Under such Plan, the option exercise price may be less than, equal to or greater than the fair market value of the Common Stock of PXRE on the date the option is granted, but may not be less than 50% of such fair market value. For this purpose, the fair market value of a share of PXRE's Common Stock is the average of the high and low bid and asked prices of the Common Stock as reported on the Nasdaq Stock Market National Market System on the date of grant. The exercise price of the options listed in the above table is 100% of the fair market value of PXRE's Common Stock on the date of grant (March 24, 1994). The options listed above become exercisable in four equal annual installments, subject to the grantee remaining in the continuous employ of PXRE or its affiliates for at least one year from the date of grant, except where such employment terminates by reason of death, permanent disability or retirement at or after age 65 with PXRE's consent; provided, however, that upon the earlier of (i) a change of control of PXRE or (ii) the Common Stock of PXRE ceasing to be publicly traded, any unexercised portion of an option will become exercisable. Options may also be surrendered in exchange for a cash payment in the event of a change of control of PXRE or the cessation of public trading of the Common Stock of PXRE, in each case under certain circumstances. Options are not transferable by a grantee other than by will or the laws of descent and distribution, and during the lifetime of a grantee an option will be exercisable only by the grantee or, if the grantee is legally incapacitated, by the grantee's duly appointed guardian or legal representative. The Plan authorizes the administering committee to include in individual stock option agreements with grantees a provision allowing grantees to satisfy any federal, state or local income tax liabilities resulting from option exercises by having PXRE withhold the appropriate number of shares of Common Stock at the time of exercise (subject in each instance to committee approval), but the Plan does not provide for cash payments by PXRE to cover any such income taxes.

(2) In accordance with the Commission's rules, in order to determine grant date present values in the above table PXRE used the Black-Scholes model of option valuation, adjusted to reflect an option term of 5 years, which represents the weighted average (by number of options) over the past ten years of the length of time between the grant dates of options under PXRE's plans and their exercise dates for the named executive officers. The model also assumes: (i) an interest rate that represents the interest rate on a U.S. government zero coupon bond with a maturity equal to the term of the grant; (ii) volatility calculated using a weekly stock price for five years (260 weeks) prior to the grant date; and (iii) dividends estimated at the annual rate of $0.60 per share (the quarterly dividend on PXRE's Common Stock having been increased in November 1994 from $0.075 per share to $0.15 per share). Based on this model, the present value of the options on the March 24, 1994 grant date was determined to be $11.01 per option. PXRE does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND OPTION VALUES AT DECEMBER 31, 1994

                                                                  NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-
                                                                STOCK OPTIONS AT 12/31/94    THE-MONEY STOCK OPTIONS
                          SHARES ACQUIRED         VALUE                  (#)(2)                AT 12/31/94 ($)(3)
          NAME             ON EXERCISE(#)     REALIZED($)(1)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
- - ------------------------  ----------------   ----------------   -------------------------   -------------------------
Gerald L. Radke.........       100,000          $1,243,237            43,575/44,736             $1,230,993/$1,263,792
Michael J. Bleisnick....        15,063          $  204,297            34,813/16,657             $  983,467/$  470,560
Gordon Forsyth, III.....         5,000          $   65,000            36,041/16,360             $1,018,158/$  462,170
Eugene J. Sverchek......             0          $        0             3,360/12,034             $   94,920/$  339,960
Alain Tounquet..........         4,682          $   69,685               545/10,455             $   15,396/$  295,353

- - ------------

(1) Represents the difference between the closing prices of PXRE's Common Stock as reported on the Nasdaq Stock Market National Market System on the dates of exercise and the exercise prices of the options.

(2) For Mr. Radke, consists of options for 7,275 shares of PXRE Common Stock granted in 1987 pursuant to PXRE's 1987 Stock Option Plan at an exercise price of $13.00 per share, all of which options were exercisable at December 31, 1994, options for 49,092 shares of PXRE Common Stock granted in 1990-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, 32,712 of which options were exercisable at December 31, 1994, and options for 31,944 shares of PXRE Common Stock granted in 1993 and 1994 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices of $25.00 and $23.875 per share, respectively, 3,588 of which options were exercisable at December 31, 1994; for Mr. Bleisnick, consists of options for 13,000 shares of PXRE Common Stock granted in 1987 pursuant to PXRE's 1987 Stock Option Plan at an exercise price of $13.00 per share, all of which options were exercisable at December 31, 1994, options for 26,764 shares of PXRE Common Stock granted in 1989-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, 20,667 of which options were exercisable at December 31, 1994, and options for 11,706 shares of PXRE Common Stock granted in 1993 and 1994 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices of $25.00 and $23.875 per share, respectively, 1,146 of which options were exercisable at December 31, 1994; for Mr. Forsyth, consists of options for 40,829 shares of PXRE Common Stock granted in 1989-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, 34,928 of which options were exercisable at December 31, 1994, and options for 11,572 shares of PXRE Common Stock granted in 1993 and 1994 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices of $25.00 and $23.875 per share, respectively, 1,113 of which options were exercisable at December 31, 1994; for Mr. Sverchek, consists of options for 7,328 shares of PXRE Common Stock granted in 1992 pursuant to PXRE's 1988 Stock Option Plan at an exercise price of $10.875 per share, 2,443 of which options were exercisable at December 31, 1994, and options for 8,066 shares of PXRE Common Stock granted in 1993 and 1994 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices of $25.00 and $23.875 per share, respectively, 917 of which options were exercisable at December 31, 1994; and for Mr. Tounquet, consists of options for 4,824 shares of PXRE Common Stock granted in 1991 and 1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices of $8.75 and $10.875 per share, none of which options were exercisable at December 31, 1994, and options for 6,176 shares of PXRE Common Stock granted in 1993 and 1994 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices of $25.00 and $23.875 per share, respectively, 545 of which options were exercisable at December 31, 1994.

(3) Represents the difference between the closing price of PXRE's Common Stock as reported on the Nasdaq Stock Market National Market System on December 31, 1994 ($28.25) and the exercise prices of the options.

PENSION PLAN

     The following table illustrates the maximum annual estimated benefits payable under PXRE's defined benefit plan (in conjunction with the predecessor actuarial retirement plan) and its non-qualified supplemental plan, to employees for specified covered compensation and specified years of service, assuming retirement at age 65.

                                                            YEARS OF SERVICE
                                      ------------------------------------------------------------
            REMUNERATION                 5            10           15           20           25
- - ------------------------------------  --------     --------     --------     --------     --------
$100,000............................  $ 13,333     $ 26,667     $ 40,000     $ 40,000     $ 42,559
$125,000............................    16,667       33,333       50,000       50,000       54,121
$150,000............................    20,000       40,000       60,000       60,000       65,684
$175,000............................    23,333       46,667       70,000       70,000       77,246
$200,000............................    26,667       53,333       80,000       80,000       88,809
$225,000............................    30,000       60,000       90,000       90,000      100,371
$250,000............................    33,333       66,667      100,000      100,000      111,934
$275,000............................    36,667       73,333      110,000      110,000      123,496
$300,000............................    40,000       80,000      120,000      120,000      135,059
$400,000............................    53,333      106,667      160,000      160,000      181,309
$500,000............................    66,667      133,333      200,000      200,000      227,559

     Benefits are calculated on a straight-life annuity basis. Benefits shown in the Pension Plan Table are not subject to any reduction for Social Security or other offset amounts.

     Covered compensation includes base salary only. For each of the named current executive officers, annual covered compensation for 1994 is the amount shown for 1994 in the Salary column of the Summary Compensation Table, above. The full years of credited service under the plans as of December 31, 1994 for each of the named current executive officers is: Mr. Radke: 22; Mr. Bleisnick:
10; Mr. Forsyth: 6; and Mr. Sverchek: 3. Mr. Tounquet is not a participant in the plans.

     Notwithstanding anything to the contrary set forth in any of PXRE's previous filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and Report of the Human Resources Committee of the Board of Directors of PXRE shall not be incorporated by reference into any such filings.

                            STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
   AMONG PXRE CORPORATION, S&P 500 AND DOW JONES PROPERTY AND CASUALTY INDEX

                                    (GRAPH)

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          PXRE CORP        S&P 500      DOW JONES P&C
1989                                       100             100             100
1990                                     57.55           96.90           95.75
1991                                     79.66          126.42          119.13
1992                                    121.71          136.05          145.06
1993                                    212.18          149.76          146.26
1994                                    223.16          151.74          153.81

     The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1989. For each subsequent year, the total return for PXRE and for each index is stated as of December 31 of such year.

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS OF PXRE CORPORATION

     The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation:

     PXRE Corporation (the "Company") has implemented compensation policies, plans and programs which seek to increase the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's executives with those of its shareholders. Emphasis is placed on the achievements of the Company as an integrated unit.

     The Human Resources Committee of the Company has established an executive compensation program to achieve the following goals:

          1. To attract and retain key executives critical to the long-term success of the Company.

          2. To promote the enhancement of shareholder value.

          3. To reward executives for long-term strategic management.

          4. To support a performance-oriented environment resulting in above average total compensation for above average company results.

COMPENSATION MIX

     The Company's executive compensation program consists of three components (base salary, annual incentives and long-term incentives) designed to promote the above-stated goals.

     BASE SALARY. Base salary is targeted at the competitive median for competitors in the reinsurance industry. For the purpose of establishing base salary levels, the Company from time to time compares the levels of executive base salary paid by it to those levels paid to the executives of other public and private reinsurance companies in the United States.

     Executive salaries are reviewed by the Committee in the first quarter of each year. The Chief Executive Officer submits an annual salary plan to the Committee and the Committee reviews the plan and determines any appropriate modifications. Any increases in an individual executive's salary from year to year are based on (1) increased contribution to the Company by the individual and (2) increases in median competitive pay levels. Based upon these factors, in 1994 the Committee determined that it was appropriate to increase executive base salaries by an average of 8.0%.

     ANNUAL INCENTIVES. The Restated Employee Annual Incentive Bonus Plan, adopted by the Company in 1992, is intended to reflect the Company's belief that management's contribution to shareholder returns comes from maximizing earnings at an appropriate level of risk across the reinsurance cycle. Annual target bonuses are determined for each eligible employee, and following the end of each year the Committee determines to what extent each employee's target bonus for the year has been earned. The full target bonus will be paid to the employee if the Company achieved a 13% after tax return on equity for the year. The bonus award will be adjusted up to 150% or down to 0% of the target bonus based on the actual return on equity achieved by the Company for the year.

     Pursuant to the Annual Bonus Plan, the bonus award for all officers is payable 70% in cash and 30% in restricted stock, at the current market value. The partial payment in restricted stock ties a portion of each executive's annual incentive award to the Company's stock price over time. Employees who are not officers of the Company receive the entire bonus award in cash. The Committee may adjust the cash portion of any bonus award (plus or minus 20% for officers, 40% for non-officers) to reflect individual performance.

     In February 1995, the Committee determined that total bonus amounts equal to $977,729 were payable to the Company's executives under the Restated Employee Annual Incentive Bonus Plan based on the 1994 performance of the Company. These awards, which were based on a more than 20.0% return on equity calculated under the Plan and a corresponding upward adjustment in individual performance percentages to 150%, consisted of cash payments of $684,409 and restricted stock grants valued at $293,320 containing a three year vesting provision.

     LONG-TERM INCENTIVES. In March 1992, the Committee made its final awards under the Company's 1988 Stock Option Plan, which was effectively "frozen" by the Board of Directors as of December 31, 1992 so that no further options could thereafter be granted under such Plan. In May 1992, the shareholders of the Company approved the 1992 Officer Incentive Plan, which provides for grants of long-term incentive awards to officers of the Company. The 1992 Incentive Plan provides the Committee with the flexibility to grant long-term incentives in two forms: stock options and restricted stock.

     Each year, the Committee determines whether it is appropriate to grant stock option and/or restricted stock awards to eligible officers. Grants for each officer are determined based on industry norms, with the Committee having the flexibility to adjust individual awards. Awards are considered in conjunction with the annual salary plan and the overall goals of the Company's executive compensation program. The Committee believes that its past option grants under the 1988 Stock Option Plan have focused, and its option and restricted stock grants under the 1992 Incentive Plan will continue to focus, senior management's attention on building shareholder value.

     The Committee granted non-qualified options to purchase a total of 56,330 shares of the Company's Common Stock at an exercise price of $23.875 per share (market value on grant date) in March 1994 to the Company's executive officers pursuant to the 1992 Incentive Plan. Such grants were made pursuant to the Committee's evaluation of each grantee's base salary and position with the Company, the fair market value of the Common Stock on the date of grant and competitive compensation levels within the industry. No grants of restricted stock were made during or with respect to 1994 under this Plan.

     The Internal Revenue Code has set limitations on the deductibility of compensation paid to executive officers effective in 1994. Depending on the final form of applicable Treasury Regulations and the Company's future compensation structure, the Committee will consider recommending appropriate steps that may be necessary to preserve all available tax deductions for the Company.

CHIEF EXECUTIVE COMPENSATION

     The Committee determined the Chief Executive Officer's compensation for 1994 based upon a number of factors and criteria. The Chief Executive Officer's base salary was increased by 7.1% during 1994 and was based upon a review of similar companies adjusted for size and capitalization and upon review of the Chief Executive Officer's performance as regards the achievement of long-term strategic goals and the management of the Company during a particularly unfavorable business climate.

     In February 1995, the Committee granted an award to the Chief Executive Officer under the Restated Employee Annual Incentive Bonus Plan consisting of a cash payment of $275,625 and a restricted stock grant valued at $118,125 and containing a three year vesting provision.

     In March 1994, the Chief Executive Officer received options to purchase a total of 17,592 shares of Common Stock at an exercise price of $23.875 per share (market value on grant date) under the 1992 Officer Incentive Plan. As discussed above, such grant was determined pursuant to the Committee's evaluation of the Chief Executive Officer's base salary and position with the Company, the fair market value of the Common Stock on the date of grant and competitive CEO compensation levels within the industry.

                                          HUMAN RESOURCES COMMITTEE
                                            Donald H. Trautlein, Chairman
                                            Robert W. Fiondella
                                            Edward P. Lyons
                                            Wilson Wilde

February 16, 1995

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Of the four members of the Human Resources Committee, one member, namely Mr. Fiondella, is an executive officer of Phoenix Home Life and three members, namely Messrs. Fiondella, Lyons and Wilde serve as directors of Phoenix Home Life or one of its affiliates. Additionally, one former director and member of the Human Resources Committee (namely John Gummere who resigned as a director of PXRE in February 1994) was also an executive officer and director of Phoenix Home Life and two directors who served as members of the Human Resources Committee until May 1994, namely Messrs. McLoughlin and Kelly, were also an executive officer and director and a director, respectively, of Phoenix Home Life or one of its affiliates. During 1994 and as of the record date, Phoenix Home Life owned approximately 9% of the issued and outstanding Common Stock of PXRE. PXRE Reinsurance Company ("PXRE Reinsurance"), a wholly-owned subsidiary of PXRE, and Phoenix Investment Counsel, Inc., an indirect subsidiary of Phoenix Home Life ("Phoenix Investment"), are parties to an investment advisory agreement. Pursuant to this agreement, which is terminable by either party on 60 days' notice, Phoenix Investment provides, or arranges for another party to provide, investment research and advice, implementation of investment transactions, clearing agent and custodian services, monthly reports on portfolio transactions and other related services in connection with PXRE Reinsurance's investment portfolio. PXRE Reinsurance incurred fees of $112,500 to Phoenix Investment for services performed pursuant to such agreement in fiscal year 1994. As of the date hereof, such investment advisory agreement is being renegotiated. Management of PXRE expects that the fees for 1995 will be approximately $200,000. Based upon management's experience related to similar agreements with unaffiliated persons, PXRE believes that the terms and conditions of the investment advisory agreement described above are no less favorable to PXRE Reinsurance than terms and conditions available for comparable services from unaffiliated persons.

     In addition, from September 1986 until August 1989, Mr. McLoughlin served as Secretary (a non-employee position) of PXRE and its subsidiaries.

TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     EXECUTIVE SEVERANCE PLAN. In 1989, the Board of Directors approved an Executive Severance Plan for designated officers of PXRE, which was renewed for an additional five year term in August 1994.

     The Executive Severance Plan provides to designated officers certain benefits in the event of termination without cause or constructive discharge within 6 months before a "Change of Control" (as defined in the Executive Severance Plan) or within one year thereafter (two years for Mr. Radke). The Executive Severance Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Executive Severance Plan) other than PXRE becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after such transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders of PXRE approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years following August 17, 1989, individuals who at the beginning of such period constitute the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had previously been so approved, cease to constitute a majority of the board.

     The benefits consist of a lump sum cash payment equal to (i) one year's salary (for Mr. Radke two years if terminated within 12 months of a change of control), (ii) accrued but unpaid bonuses, (iii) present value of employer contributions to PXRE's Pension Plan and its 401(k) Plan (the "Qualified Plans") for one year (two years for Mr. Radke if terminated within 12 months of a change of control), and (iv) amounts forfeited under the Qualified Plans on termination of employment, reduced by the present value of payments under any employment agreement, Company policy or statute. In addition, one year's coverage (two years' for Mr. Radke) is provided to the officer under PXRE's medical, life and other welfare benefit plans in which the officer participated. In determining these benefits, the one and two year periods do not extend past age 65.

     PXRE also indemnifies the officer for any excess parachute payment excise tax (and the excise and income tax on such indemnity) for which the officer may become responsible, as well as attorney's fees required to enforce such officer's rights under the Plan.

     The Executive Severance Plan has a five year term subject to renewal only if the Board of Directors determines prior to the end of such term (or the end of any subsequent renewal term) that the Plan shall be renewed; the Plan continues in the event of a change of control until all obligations are satisfied.

     Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet participate in the Plan, with 12 others. Were a change of control of PXRE to have occurred on December 31, 1994 and if their employment with PXRE had then been terminated as provided in the Plan, it is estimated that the compensation payable to Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet would have been $750,000, $215,000, $215,000, $155,000 and $139,000, respectively.

     1988 STOCK OPTION PLAN. Adopted in 1988 and subsequently amended, the 1988 Stock Option Plan (the "1988 Option Plan") provides for the grant of incentive stock options which are intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options which are not intended to qualify as incentive stock options under the Code. Subject to certain adjustments as provided in the 1988 Option Plan, the maximum number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1988 Option Plan is 450,000. As of March 19, 1992, options to purchase a total of 449,965 shares of Common Stock were outstanding under the 1988 Option Plan, all of which options were non-qualified stock options. At a meeting held on such date, the Board of Directors of PXRE resolved to "freeze" the 1988 Option Plan as of December 31, 1992 so that no further options could thereafter be granted under the 1988 Option Plan.

     Each non-qualified option granted under the 1988 Option Plan has a term not exceeding ten years and one day. In each case, the exercise price is equal to or in excess of the fair market value of the Common Stock on the date the option was granted.

     No part of any option may be exercised unless the optionee remains in the continuous employ of PXRE or its affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death or permanent disability, or retirement on or after age 65 with PXRE's consent. Subject to the foregoing, options become exercisable in four equal annual installments, unless otherwise provided by the 1988 Option Plan Committee (which administers the 1988 Option Plan), provided, however, that upon the earlier of (i) a Change of Control (as defined in the 1988 Option Plan) or (ii) the Common Stock of PXRE ceasing to be publicly traded, any unexercised portion of an option will become exercisable.

     No options are transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee an option will be exercisable only by the optionee or, if the optionee is legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     Under the 1988 Option Plan an optionee may elect up to 60 days following a Change of Control to surrender all or part of his or her non-qualified option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) the excess of the per share net worth (as determined under the 1988 Option Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the 1988 Option Plan provides that "fair market value" for non-qualified options is the higher of (a) the highest trading price of PXRE's shares (as determined under the 1988 Option Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per share shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of shareholder approval of a merger or consolidation (as described in the 1988 Option Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price paid pursuant to such transaction.

     In addition, under the 1988 Option Plan the optionee may elect up to 60 days following the cessation of the public trading of the shares of PXRE (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his or her non-qualified option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) the amount determined under the per share net worth valuation method described above. For this purpose, "fair market value" means the highest public trading value (as determined under the 1988 Option Plan) during the 90-day period ending on the date of such cessation of public trading.

     The 1988 Option Plan also provides that if an optionee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the optionee will be deemed to have made such election as of such 60th day, the optionee will receive the cash payment that would be due upon such an election and the optionee's option and surrender rights will be deemed to have been cancelled.

     Under the 1988 Option Plan, an election is not transferable other than by will or the laws of intestacy. An optionee who is subject to Section 16(b) of the Exchange Act may only exercise an election in compliance with Rule 16b-3(e) thereunder.

     The 1988 Option Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders approve a plan of liquidation or dissolution of PXRE; or (iv) during a period of two consecutive years following August 17, 1989 individuals who at the beginning of such period constitute the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board.

     As of the record date, Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet held outstanding non-qualified options to purchase 49,092, 26,764, 40,829, 7,328 and 4,824 shares of Common Stock, respectively, pursuant to the 1988 Option Plan; and of such options, 32,712, 20,667, 34,928, 2,443 and 0, respectively, had vested in accordance with the provisions of the 1988 Option Plan, and were exercisable, as of the record date.

     1987 STOCK OPTION PLAN. The 1987 Stock Option Plan (the "1987 Option Plan") originally consisted of six non-qualified stock option agreements, as amended, with certain officers of PXRE (including three of the five current executive officers named in the Summary Compensation Table) that were entered into in anticipation of PXRE's initial public offering of its Common Stock which began on March 25, 1987. The only persons currently participating in the 1987 Option Plan are those four officers of PXRE who have been granted non-qualified options.

     Options to purchase an aggregate of 169,800 shares of Common Stock were granted (being all of the shares reserved under the 1987 Option Plan) at an exercise price of $13.00 per share, which price was equivalent to the price per share in PXRE's initial public offering. Unless the parties otherwise agree, this price may not be modified. Options granted under the 1987 Option Plan became exercisable in four cumulative annual installments starting in 1988, and are currently fully exercisable.

     For officers other than Mr. Radke, the option to purchase shares of Common Stock granted under the 1987 Option Plan, and all installments thereof, expires upon the first of the following events to occur: (i) the expiration of ten (10) years from the option date (March 25, 1987), (ii) the officer's termination of employment with PXRE for any reason other than death or disability, (iii) the expiration of one (1) year from the date of the officer's death or disability, if such death or disability occurs while the officer is employed by PXRE, or
(iv) a Change of Control of PXRE. If death or disability is the cause of the termination of employment, unexercised installments of the option which would have been exercisable by the officer are exercisable within one (1) year of the officer's death by his executor, administrator or personal representative or by those succeeding to the officer's interest by will or the laws of descent and distribution.

     Mr. Radke's option to purchase shares of Common Stock granted under the 1987 Option Plan, and all installments thereunder, expires upon the first of the following events to occur: (i) the expiration of ten (10) years from the option date (March 25, 1987), (ii) the termination of employment by PXRE for "cause", as such term is defined in a former employment agreement between Mr. Radke and PXRE, (iii) the voluntary termination of employment by Mr. Radke, or (iv) the expiration of five (5) years from the date of

Mr. Radke's death or disability, if such death or disability occurs while he is employed by PXRE. If death or disability is the cause of termination of employment, unexercised installments of the option may be exercised within the lesser of (i) five (5) years after such death or disability, or (ii) the time permitted under the 1987 Option Plan in the case of a Change of Control of PXRE. The option may be exercised by Mr. Radke's executor, administrator or personal representative or by those succeeding to his interest by will or the laws of descent and distribution.

     The 1987 Option Plan contains the same definition of "Change of Control" as the 1988 Option Plan described above and the same provisions as the 1988 Option Plan respecting (i) the right of optionees to surrender options for a cash payment for 60 days following a Change of Control of PXRE and for 60 days following the cessation of public trading of PXRE's shares and (ii) the cancellation of options and the deemed exercise of such surrender rights in the event of a Change of Control of PXRE resulting from certain mergers or consolidations, the sale of all or substantially all of PXRE's assets, the liquidation or dissolution of PXRE or the cessation of public trading of PXRE's shares (except where such cessation is due to the fraud or other misconduct of PXRE's management).

     As of the record date, Messrs. Radke, Bleisnick and Forsyth held outstanding and fully exercisable options to purchase 7,275, 13,000 and 0 shares of Common Stock, respectively, pursuant to the 1987 Option Plan. (Mr. Sverchek and Mr. Tounquet are omitted from the foregoing discussion because they are not participants in the 1987 Option Plan).

     RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN. Adopted in 1992, the Restated Employee Annual Incentive Bonus Plan, as amended (the "Restated Bonus Plan"), provides for annual employee incentive awards comprised of cash and, in the case of senior and junior executives, restricted shares of Common Stock. More specifically, the Restated Bonus Plan (i) provides for the grant of shares of Common Stock subject to restrictions, as determined by the administering committee ("Restricted Shares"), in lieu of 30% of the annual cash bonus payable to eligible officers under the Restated Plan; (ii) links the funding of the annual bonus pool for all participating employees to PXRE's "return on equity" (defined in the Restated Bonus Plan as PXRE's net income for the fiscal year divided by PXRE's average stockholders' equity for such fiscal year); and (iii) provides the Board of Directors with the discretion to adjust the final annual bonus pool amount for allocation to participants by up to plus or minus 25% of such pool. Subject to certain adjustments as provided in the Restated Bonus Plan, a maximum of 150,000 shares of PXRE Common Stock has been reserved for awards of Restricted Shares under the Restated Bonus Plan. Authorized and unissued shares or treasury shares or both may be used for grants of Restricted Shares under the Restated Bonus Plan.

     Restricted Share awards consist of grants of shares of PXRE's Common Stock, which are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period specified in the award. Subject to the discretion of the Restated Bonus Plan Committee (which administers the Restated Bonus Plan), the period must be at least three years, measured as provided in the Restated Bonus Plan (the "Restricted Period"). The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the Restated Bonus Plan Committee. The Restated Bonus Plan Committee will require a participant receiving an award of Restricted Shares to enter into a Restricted Share Agreement with PXRE containing the foregoing restrictions and such other terms as the Restated Bonus Plan Committee may deem advisable.

     Upon the earlier of a Change of Control of PXRE or the shares of PXRE ceasing to be publicly traded, any remaining Restricted Period applicable to Restricted Shares will immediately lapse. For this purpose, a "Change of Control" of PXRE will be deemed to have occurred if (i) any person (as defined in the Restated Bonus Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the shareholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the shareholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the shareholders of PXRE approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years following March 19, 1992, individuals who at the beginning of such period constitute the entire Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board.

     Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet are each eligible to participate in the Restated Bonus Plan. In February 1995, Restricted Share and cash bonus awards under the Restated Bonus Plan were made to Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet in respect of fiscal year 1994, as noted in the Summary Compensation Table above. The Restricted Shares so awarded will not vest, and may not be sold, transferred, pledged or otherwise disposed of, until January 1, 1998, subject to the terms of the Restated Bonus Plan and the related Restricted Share Agreements.

     1992 OFFICER INCENTIVE PLAN. Adopted in 1992, the 1992 Officer Incentive Plan, as amended (the "1992 Incentive Plan") provides for both grants of options and awards of Common Stock with certain restrictions ("Restricted Shares") to officers of PXRE or its affiliates. More specifically, the 1992 Incentive Plan provides for the grant of incentive stock options (the "Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Code, non-qualified stock options which are not intended to qualify as incentive stock options under the Code ("Non-Qualified Options"), and awards of Restricted Shares, as determined by the 1992 Incentive Plan Committee, which administers the 1992 Incentive Plan. Subject to certain adjustments as provided in the 1992 Incentive Plan, a maximum of 500,000 shares of the Common Stock of PXRE has been reserved for issuance upon the exercise of options and grants of Restricted Shares under the 1992 Incentive Plan. Authorized but unissued shares or treasury shares or both may be used for grants of options or Restricted Shares under the 1992 Incentive Plan.

     All options and Restricted Share awards will be evidenced by agreements ("Stock Option Agreements" and "Restricted Share Agreements", respectively) on the terms and conditions set forth in the 1992 Incentive Plan and such other terms and conditions as the 1992 Incentive Plan Committee shall determine.

     Options must be granted within ten years of the adoption of the 1992 Incentive Plan. Options will have a term not to exceed ten years. The exercise price for Incentive Stock Options must be equal to or exceed the fair market value of the Common Stock on the date the option is granted, and the exercise price for Non-Qualified Options may be less than, equal to, or greater than the fair market of the Common Stock on the date of grant, but not less than 50% of such fair market value.

     Subject to the 1992 Incentive Plan Committee's discretion, no part of any option may be exercised unless the optionee remains in the continuous employ of PXRE or its affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death, permanent disability or retirement at or after age 65 with PXRE's consent.

     No options will be transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee an option will be exercisable only by the optionee or, if the optionee is legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     Restricted Shares are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period determined by the 1992 Incentive Plan Committee to be applicable to the award (the "Restricted Period"). The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the 1992 Incentive Plan Committee.

     The 1992 Incentive Plan provides that upon the earlier of (i) a Change of Control of PXRE or (ii) the Common Stock of PXRE ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period applicable to Restricted Shares shall immediately lapse. The 1992 Incentive Plan incorporates the same definition of "Change of Control" as that contained in the Restated Bonus Plan.

     The 1992 Incentive Plan Committee may grant to an optionee for up to 60 days following a Change of Control the right to elect to surrender all or part of his or her option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the 1992 Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the 1992 Incentive Plan provides that "fair market value" for Non-Qualified Options is the higher of (a) the highest trading price of PXRE's Common Stock (as determined under the 1992 Incentive Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per share of Common Stock shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of shareholder approval of a merger or consolidation (as described in the 1992 Incentive Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price per share paid pursuant to such transaction. With respect to Incentive Stock Options, "fair market value" means fair market value as determined under Section 1.2(g) of the 1992 Incentive Plan.

     In addition, under the 1992 Incentive Plan the optionee may elect up to 60 days following the cessation of the public trading of the Common Stock of PXRE (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his or her option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the 1992 Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted. For this purpose, "fair market value" means the highest trading price (as determined under the 1992 Incentive Plan) during the 90-day period ending on the date of such cessation of public trading, except that for Incentive Stock Options it means "fair market value" as determined under Section 1.2(g) of the 1992 Incentive Plan.

     The 1992 Incentive Plan also provides that if an optionee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, the sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the optionee will be deemed to have made such election as of such 60th day, the optionee will receive the cash payment that would be due upon such an election and the optionee's option and surrender rights will be deemed to have been cancelled.

     Under the 1992 Incentive Plan, an election is not transferable other than by will or the laws of intestacy. An optionee who is subject to Section 16(b) of the Exchange Act may only exercise an election in compliance with Rule 16b-3(e) thereunder.

     Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet are each eligible to participate in the 1992 Incentive Plan. In March 1994, non-qualified options were granted under the 1992 Incentive Plan to Messrs. Radke, Bleisnick, Forsyth, Sverchek and Tounquet in respect of fiscal year 1994, as noted in the Option Grant Table above.

                     APPROVAL OF DIRECTOR STOCK OPTION PLAN

     On April 20, 1995, the Board of Directors adopted the Director Stock Option Plan (the "Director Option Plan") for non-employee directors of PXRE, subject to the approval of the shareholders of PXRE at the 1995 Annual Meeting.

     The following is a description of the principal features of the Director Option Plan for which shareholder approval is being sought hereby. Such description is qualified in its entirety by reference to the terms of the Director Option Plan, a complete copy of which is attached as Appendix A.

     PURPOSE OF DIRECTOR OPTION PLAN. The purpose of the Director Option Plan is to maintain PXRE's ability to attract and retain the services of experienced and highly qualified non-employee directors and to increase their proprietary interest in PXRE's continued success.

     TERMS OF DIRECTOR OPTION PLAN. If approved by the shareholders, the Director Option Plan will, from 1995 until 2005 inclusive, automatically provide annual grants of stock options on the date of PXRE's Annual Meeting to each individual who is elected to the Board of Directors at such meeting, or who continues to be a member of the Board of Directors following such meeting, provided such individual is not also an employee of PXRE or any of its subsidiaries. Presently that includes all the directors except Mr. Radke. If the Director Option Plan is approved by the shareholders, options will be granted thereunder as of the date of the 1995 Annual Meeting.

     Each annual grant will permit the holder, for a period of ten years from the date of grant, to purchase from PXRE 1,000 shares of PXRE's Common Stock (subject to adjustment for stock splits, stock dividends, reclassification and certain other events as provided in the Director Option Plan) at the fair market value of such shares on the date the option was granted. Each option shall become exercisable one term-year after the date of the grant (defined to be the period from one Annual Meeting to the next) with respect to 333 shares; it shall become exercisable two term-years after the date of grant with respect to another 333 shares; and it shall become exercisable three term-years after the date of the grant for the final 334 shares; provided, that the holder continues to be a director at the end of such term-year in question.

     In the event a director terminates service on the Board by reason of death, retirement (defined to be retirement as of the Annual Meeting coinciding with or next following attainment of age 72) or disability, the total number of option shares will become immediately exercisable and will continue to be exercisable for three years (but not beyond its original expiration date) subject to the provisions of Rule 16b-3 under the Exchange Act, with respect to resale of such shares.

     In the event a director terminates service on the Board other than by reason of death, disability or retirement, such person's options (to the extent exercisable upon such termination) shall be exercisable for three months after the date of termination of service, but not beyond its original expiration date.

     In the event of death of a director after terminating service on the Board, any outstanding options shall expire on the later of the date applicable to the director at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

     Each option and all rights thereunder shall be nonassignable and nontransferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as described in Section 414(p) of the Code).

     An aggregate of 100,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, reclassification and certain other events as provided in the Director Option Plan) will be subject to the Director Option Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants.

     The Director Option Plan will be administered by the Board of Directors, who will be authorized to interpret the Director Option Plan but have no authority with respect to the selection of directors to receive options, the number of shares subject to the Director Option Plan or to each grant thereunder, or the option price for shares subject to options. The Board may amend the Director Option Plan as it shall deem advisable but may not, without further approval of the shareholders, increase the maximum number of shares under the Director Option Plan or options to be granted thereunder, change the option price provided in the Director Option Plan, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options. Adjustments will be made in the number and kind of shares subject to the Director Option Plan and the number and kind of shares subject to outstanding and subsequent option grants and in the purchase price of outstanding options, in each case to reflect changes in PXRE's Common Stock through changes in the corporate structure or capitalization such as through a merger, stock split or stock dividend.

     NEW PLAN BENEFITS TABLE. The following table sets forth the number of options that, subject to shareholder approval at the 1995 Annual Meeting of Shareholders, and subject further to the terms of the Director Option Plan, will be granted to the non-employee directors as a group on the date of such meeting:

                               NEW PLAN BENEFITS
                           DIRECTOR STOCK OPTION PLAN

    NAME AND POSITION(1)                                                NUMBER OF OPTIONS(2)
    ------------------------------------------------------------------  --------------------
    All Non-Executive Directors as a group (8 persons)................          8,000

- - ------------

(1) The table does not include any information regarding each of the five named Executive Officers, all current Executive Officers as a group or all employees who are not Executive Officers as a group, as none of those individuals or groups is eligible to participate in the Director Option Plan.

(2) The value of such options is not determinable because, as described above, the exercise price thereof will not be determined until the date of grant (i.e., the date of the Annual Meeting).

     FEDERAL INCOME TAX CONSEQUENCES. The options under the Director Option Plan will be nonstatutory options not intended to qualify as incentive stock options under Section 422 of the Code. The grant of options will not result in taxable income to the director or a tax deduction to PXRE. The exercise of an option by a director will result in taxable ordinary income to the director and a corresponding deduction for PXRE, in each case equal to the difference between the fair market value on the date the option was exercised and the fair market value on the date the option was granted (the option exercise price) multiplied by the number of shares acquired upon such exercise. Any gain (or loss) on the director's subsequent sale of such shares, determined by comparing the amount realized from such sale with the fair market value of the shares on the date of exercise, will be long or short-term capital gain (or loss) depending on how long the shares were held before the sale.

     The foregoing tax analysis is intended to summarize certain relevant U.S. federal income tax consequences of the Director Option Plan in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences.

     APPROVAL OF THE DIRECTOR STOCK OPTION PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE DIRECTOR STOCK OPTION PLAN AND, UNLESS A SHAREHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                         CERTAIN BUSINESS RELATIONSHIPS

THE TRANSNATIONAL COMPANIES

     In November 1993, TREX, a newly-organized subsidiary of PXRE, effected an initial public offering (the "TREX Offering"), and in a related transaction PXRE caused PXRE Reinsurance to contribute all of the outstanding capital stock of Transnational Reinsurance Company ("Transnational"; formerly Transnational Insurance Company) to TREX. This contribution was made in exchange for TREX's issuance to PXRE Reinsurance of shares of an unregistered class of TREX's common stock, convertible on a one-for-one basis into TREX's registered shares, which resulted in PXRE Reinsurance owning approximately 21% of TREX's total issued and outstanding common stock after completion of the TREX Offering and being entitled to designate two of the five directors of TREX. Pursuant to a management agreement discussed below, PXRE Reinsurance undertook, for a fee, to manage the businesses of TREX and Transnational, including the reinsurance operations of Transnational. To this end, the executive officers of PXRE and PXRE Reinsurance (including the five current executive officers named in the Summary Compensation Table) serve as the executive officers of TREX and Transnational. These executive officers, while not salaried employees of TREX or Transnational, are eligible to receive directly from TREX pursuant to a TREX incentive plan, cash incentive awards based on the net income of TREX. In addition, Messrs. Radke and Kimmel serve as the two PXRE Reinsurance-designated directors of TREX and as two of the five directors of Transnational.

     Described below are certain transactions and arrangements to which PXRE Reinsurance and TREX and/or Transnational are parties.

     MANAGEMENT AGREEMENT. Since November 8, 1993, PXRE Reinsurance has been party to a management agreement (the "Management Agreement") with TREX and Transnational. Under the Management Agreement, PXRE Reinsurance has responsibility for the day-to-day operations of TREX and Transnational, including all the reinsurance operations of Transnational. TREX and Transnational do not have any operating properties, systems or paid employees. Pursuant to the Management Agreement, PXRE Reinsurance provides all the operating facilities, systems, equipment and management and clerical personnel required to conduct the businesses of TREX and Transnational.

     Under the terms of the Management Agreement, Transnational shares in PXRE Reinsurance's "new business" (defined to mean reinsurance business from insurers and reinsurers which have not ceded reinsurance to PXRE Reinsurance during the twelve months preceding the date of the Agreement and, therefore, are not deemed current clients of PXRE Reinsurance) and "additional business" (defined to mean reinsurance for current clients of PXRE Reinsurance which does not replace existing coverage) classified as property retrocessional reinsurance business, marine and aviation retrocessional reinsurance or marine and aviation reinsurance and facultative excess of loss reinsurance. Transnational is entitled to share similarly in other property reinsurance business, if any, which PXRE Reinsurance may, from time to time, propose that Transnational underwrite and which Transnational's Board of Directors may approve.

     PXRE Reinsurance, with respect to the foregoing business, is required to endeavor to write for Transnational a line generally at least equal to PXRE Reinsurance's retained line (i.e., gross line net after pro rata cessions to third party companies under existing or substantially equivalent managed business retrocessional agreements), provided that the maximum amount written for Transnational may not exceed three times the amount retained by PXRE Reinsurance (i.e., 75% Transnational; 25% PXRE Reinsurance), but in no event in excess of amounts specified from time to time by Transnational's Board of Directors nor in excess of amounts permitted by applicable law. In the event it is not practical or feasible to write reinsurance direct for Transnational, PXRE Reinsurance is required to use its best efforts to retrocede such amount of the line written by it so as to achieve the foregoing proportionate sharing formula, subject to the establishment of appropriate security in respect of Transnational's obligations thereunder.

     With respect to the renewal of policies written under the Management Agreement, Transnational is entitled to at least the same proportion of the combined lines of Transnational and PXRE Reinsurance as it had originally, subject to the foregoing limits.

     Although Transnational is not entitled to share in any business written by PXRE Reinsurance for current clients (as described above) or any renewals thereof, PXRE Reinsurance has agreed to endeavor to increase the amount of reinsurance written by it with respect to such current clients, which increase would be considered "additional business" for the purposes of the Management Agreement, and would generally be allocated first to Transnational to the extent required to obtain for Transnational a line at least equal to PXRE Reinsurance's net line.

     Pursuant to the Management Agreement, PXRE Reinsurance is required to present to the Board of Directors of Transnational prior to the start of each management year a business plan for such ensuing year, including for each line of business included in Transnational's underwriting guidelines then in effect, projections of aggregate gross premiums written on a "best case", "worst case" and "most likely case" basis and any proposed changes in Transnational's underwriting guidelines for the ensuing year.

     Transnational pays PXRE Reinsurance an annual basic management fee under the Management Agreement equal to 5% of gross premiums written (including reinstatement premiums less return premiums) of Transnational and its consolidated subsidiaries (if any) as reflected in Transnational's statutory quarterly and annual statements filed with state insurance authorities. In addition, PXRE Reinsurance is entitled to receive from TREX a contingent fee equal to 20% of "net income" (as defined) in excess of a 20% "return on equity" (as defined) of TREX for each year, or part thereof, that the Management Agreement remains effective (the first such year for such purpose having commenced on January 1, 1994).

     If net income is not in excess of a 20% "return on equity" (as defined), or if there is a loss (the aggregate amount of such shortfall and loss, if any, being considered a "deficit"), the amount of the deficit will be carried forward as a debit item in the contingent fee computation for the ensuing management year or years and no contingent fee shall be considered as earned with respect to such ensuing year or years until the previous deficit has been made good and a credit balance has been again restored. If net income is in excess of a 20% "return on equity" (i) 50% of the contingent fee will be payable to PXRE Reinsurance by TREX within 30 days after the delivery of the computation of the same by PXRE Reinsurance, and (ii) 50% of the net income in excess of a 20% "return on equity" will be carried forward as a credit item in the contingent fee computation for the ensuing management year or years, except upon termination of the Management Agreement the contingent fee (including carryforwards of debit and credit items) for the management year in which such termination occurs will be payable in full with no negative amount being recoverable from PXRE Reinsurance and no portion of any positive amount being subject to being carried forward into future years.

     TREX and Transnational also pay all expenses directly attributable to them, including a proportionate share of PXRE Reinsurance's rental expenses with respect to office space based on gross premiums written for the management year.

     TREX and Transnational incurred a total of approximately $3,510,000 in fees and expense reimbursements to PXRE Reinsurance under the Management Agreement during PXRE's 1994 fiscal year. For PXRE's 1995 fiscal year, the actual amount of fees and expense reimbursements payable by TREX and Transnational will depend upon the actual volume of premiums written for Transnational and the actual net income and return on equity achieved by TREX and, therefore, is not currently ascertainable.

     The Management Agreement has an initial term ending December 31, 1998 and will automatically renew for successive three-year terms unless either PXRE Reinsurance gives or TREX and Transnational give at least one year's advance written notice of non-renewal. The Management Agreement may be terminated by TREX and Transnational if Transnational's gross written premiums for a calendar year fall below specified levels. The Management Agreement may also be terminated upon events constituting a "change of control" (as defined in the Management Agreement) of TREX, Transnational or PXRE, material breaches of the Management Agreement by any party or if any party is subject to insolvency or similar proceedings. If the Management Agreement is terminated for any reason, PXRE Reinsurance is required, except in specified circumstances, to continue to provide reinsurance underwriting and/or the other services and facilities contemplated by the Management Agreement, if requested by TREX and Transnational, for up to twelve months, to enable TREX and Transnational to locate facilities, equipment, personnel and management to continue their operations.

     Pursuant to the Management Agreement, PXRE Reinsurance's liability to TREX and Transnational in respect thereof is limited to PXRE Reinsurance's willful misconduct or gross negligence, and TREX and Transnational have undertaken to hold PXRE Reinsurance and certain other specified persons and entities (collectively, "PXRE Indemnitees") harmless from any loss, claim, damage, liability or expense (collectively, "losses") resulting to such PXRE Indemnitees, based upon or related to the conduct by PXRE Reinsurance of TREX's and Transnational's business, except for losses caused by PXRE Reinsurance's willful misconduct or gross negligence in respect of which PXRE Reinsurance has agreed to indemnify TREX and Transnational. The Management Agreement provides that in no event, however, will PXRE Reinsurance be responsible for losses in respect of retrocessional and other reinsurance written by Transnational. Nonetheless, business which is written on Transnational's behalf by PXRE Reinsurance and ceded to Transnational remains the primary liability of PXRE Reinsurance in the event that Transnational is unable to meet its contractual responsibilities.

     PXRE REINSURANCE AGREEMENT. PXRE Reinsurance and Transnational are parties to a reinsurance agreement (the "PXRE Reinsurance Agreement"), which serves to protect Transnational against adverse loss development and uncollectible reinsurance relating to business written by Transnational prior to November 8, 1993. Under the PXRE Reinsurance Agreement, PXRE Reinsurance has agreed to indemnify Transnational in respect of business written by Transnational prior to November 8, 1993 for development of losses in excess of Transnational's reserves as of September 30, 1993. In 1993, Transnational paid a one-time premium of $25,000 to PXRE Reinsurance under the PXRE Reinsurance Agreement. No amounts were paid to Transnational under the PXRE Reinsurance Agreement during PXRE's 1994 fiscal year. Amounts, if any, payable in PXRE's 1995 fiscal year will depend upon loss development and collectibility of reinsurance with respect to the covered book of business and, therefore, cannot currently be estimated.

     REGISTRATION RIGHTS AGREEMENT. PXRE Reinsurance and TREX are parties to a registration rights agreement (the "Registration Rights Agreement") whereby PXRE Reinsurance is entitled to certain "piggyback" and "demand" registration rights, subject to the conditions contained in such agreement. In general, in connection with any registration of stock pursuant to the Registration Rights Agreement, TREX will bear all registration and filing fees, printing expenses, fees and disbursements of counsel for each of TREX and PXRE Reinsurance, "blue sky" fees and expenses and the expense of any special audits incident to or required by any such registration. For each such registration of TREX stock, PXRE Reinsurance will bear all underwriting discounts, selling commissions and transfer taxes applicable to such sales. No amounts were paid under the Registration Rights Agreement during PXRE's 1994 fiscal year. Amounts, if any, payable in PXRE's 1995 fiscal year will depend upon whether a registration of TREX stock pursuant to the Registration Rights Agreement occurs during such period.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     In addition to the relationships described above under "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation", Mr. Searfoss is an executive officer of Phoenix Home Life. Reference is made to the discussion under "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation" regarding the investment advisory relationship between a subsidiary of PXRE and an indirect subsidiary of Phoenix Home Life.

LOAN TO MR. RADKE

     In 1988, PXRE loaned Mr. Radke $70,125 pursuant to a demand promissory note to fund certain estimated tax liabilities of Mr. Radke incurred in connection with the organization of PXRE. All of the principal amount of such loan remained outstanding as of March 31, 1995. Interest accrues on the unpaid principal amount of the loan at a rate of 7.2% per annum, subject to adjustment from time to time to the Federal short-term rate for the appropriate semi-annual period.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires PXRE's directors and executive officers, and persons who own more than 10% of a registered class of PXRE's equity securities, to file with the Commission initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) of PXRE's registered equity securities. Executive officers, directors and greater-than-10% shareholders are also required to furnish PXRE with copies of all Section 16(a) reports that they file.

     A year-end report on Form 5 is required to be filed only if there are previously unreported transactions or holdings to report. Nevertheless, PXRE is required to disclose the names of executive officers, directors and greater-than-10% shareholders who did not file a Form 5 report unless PXRE has obtained written statements from such persons that no filing was required.

     To PXRE's knowledge, based solely upon a review of the copies of such reports, and any amendments thereto, furnished to PXRE and written representations that no Form 5 reports were required, during the fiscal year ended December 31, 1994 all Section 16(a) filing requirements applicable to PXRE's executive officers, directors and greater-than-10% shareholders were complied with.

                             SHAREHOLDER PROPOSALS

     If a shareholder desires to present a proposal for inclusion in next year's Proxy Statement and to present such proposal at the 1996 Annual Meeting of Shareholders of PXRE, such shareholder must submit such proposal in writing to PXRE Corporation, 399 Thornall Street, Edison, New Jersey 08837, Attention:
Treasurer, for receipt by PXRE not later than January 4, 1996.

                                    GENERAL

     PXRE's Annual Report to Shareholders, which contains financial statements for the year ended December 31, 1994 as well as other information concerning the operations of PXRE, is being sent to you with this Proxy Statement.

     PXRE FILES WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-K. A COPY OF THE REPORT FOR FISCAL 1994 WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER SENDING A WRITTEN REQUEST THEREFOR TO TREASURER, PXRE CORPORATION, 399 THORNALL STREET, EDISON, NEW JERSEY 08837. PXRE Corporation has no knowledge of any matters other than those set forth in this Proxy Statement or referred to in the accompanying Notice of Annual Meeting of Shareholders, which will be presented at the meeting. However, if any other matters should properly come before the meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

                                                                PXRE CORPORATION
Edison, New Jersey
May 3, 1995

                                                                      APPENDIX A

                                PXRE CORPORATION

                           DIRECTOR STOCK OPTION PLAN

SECTION 1.  PURPOSE

     The purpose of the Plan is to secure for PXRE Corporation and its stockholders the benefits inherent in increased common stock ownership by directors of the Company who are not employees of the Company or any of its subsidiaries.

SECTION 2.  DEFINITIONS

     Whenever used in this plan, the following terms shall have the definitions set forth in this section:

   2.1     --   "BOARD OF DIRECTORS" shall mean the Board of Directors of PXRE Corporation.
   2.2     --   "CHANGE OF CONTROL" has the meaning provided in Section 7.2 of the Plan.
   2.3     --   "CODE" shall mean the Internal Revenue Code of 1986, as amended.
   2.4     --   "COMPANY" shall mean PXRE Corporation.
   2.5     --   "DATE OF GRANT" shall mean the date of the Annual Meeting as of which a
                  Director is granted an Option under Section 5.1.
   2.6     --   "DIRECTOR" shall mean a member of the Board of Directors who is not a full-time employee of the Company or a subsidiary.
   2.7     --   "DISABILITY" shall mean the inability, in the judgment of the Board, of a
                  Director to perform his or her duties due to mental or physical impairment.
   2.8     --   "EFFECTIVE DATE" shall mean the date provided in Section 12 of the Plan.
   2.9     --   "FAIR MARKET VALUE" as of any day shall mean the arithmetic mean of the per share bid and asked price for Shares on such day as reported by the NASDAQ
                  Interdealer Quotation System, or if the shares are listed on an exchange, the average of the high and low per share prices quoted for Shares on such date. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board in a manner consistent with the requirements of
                  Section 422 of the Code.
  2.10     --   "OPTION" shall mean an option to purchase Shares granted under Section 5 of the Plan.
  2.11     --   "RETIREMENT" shall mean retirement from the Board as of the Annual Meeting of Stockholders coinciding with or next following the Director's attainment of age of 72.
  2.12     --   "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Securities Exchange
                  Act of 1934, as amended (the "Exchange Act").
  2.13     --   "SHARES OF STOCK" OR "SHARES" shall mean shares of the Common Stock, par value $0.01 per share, of the Company.
  2.14     --   "TERM-YEAR" shall mean the period from one Annual Meeting to the subsequent
                  Annual Meeting.

SECTION 3.  AMOUNT OF STOCK

     The stock which may be issued and sold under the Plan shall not exceed 100,000 Shares, subject to adjustment as provided in Section 6 below. The Shares to be issued may be either authorized and unissued shares, treasury shares, issued shares acquired by the Company or its subsidiaries or any combination thereof. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

SECTION 4.  ELIGIBILITY

     Each Director shall be eligible to receive an Option in accordance with
Section 5 below.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

     5.1 GRANTS. As of the date of the Annual Meeting of Stockholders of the Company each year on and after the Effective Date, each Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive an Option for 1,000 Shares.

     5.2 EXERCISE PRICE. The Option exercise price shall be the Fair Market Value of the Shares on the Date of Grant of the Option.

     5.3 VESTING. Except as provided in Sections 5.4, 5.5 and 7.1, no portion of an Option shall be exercisable prior to the Director's completion of one Term-year on the Board next following the Date of Grant, and thereafter the Option shall be exercisable with respect to 333 Shares on and after the Director's completion of his or her first Term-year following the Date of Grant, it shall be exercisable for an additional 333 Shares on and after the Director's completion of a second Term-year following the Date of Grant, and it shall be exercisable for the remaining 334 Shares on or after the Director's completion of a third Term-year after the Date of Grant.

     5.4 OPTION EXPIRATION. No portion of an Option shall be exercisable after the expiration of ten years from the Option's Date of Grant.

     5.5 EXERCISE WHEN NO LONGER A DIRECTOR. No Option shall be exercisable unless the person exercising the Option has been, at all times during the period beginning with the Date of Grant of the Option and ending on the date of such exercise, a Director of the Company, except that:

          (a) RETIREMENT OR DISABILITY. If such a person shall cease to be a Director by reason of Retirement or Disability while holding an Option (whether or not then exercisable) that has not expired, such person may, at any time within three years following such termination (but in no event after the Option has expired under the provisions of Section 5.4), exercise the Option with respect to any shares as to which such person has not exercised the Option on the date the person ceased to be a Director; provided, however, that no Shares issuable on exercise of the Option may be sold, assigned, pledged or otherwise transferred for the period of time after the date of the grant of the Option as is specified in Rule 16b-3;

          (b) DEATH. If such a person shall cease to be a Director by reason of death while holding an Option (whether or not then exercisable) that has not expired, his or her executors, administrators, heirs, legatees or distributees, as the case may be, may, at any time within three years following such termination (but in no event after the Option has expired under the provisions of Section 5.4), exercise the Option with respect to any shares as to which such person has not exercised the Option on the date the person died; provided, however, that no shares of Common Stock issuable on exercise of the Option may be sold, assigned, pledged or otherwise transferred for the period of time after the date of the grant of the Option as is specified in Rule 16b-3;

          (c) OTHER. If such a person shall cease to be a Director for reasons other than Retirement, Disability or death, while holding an Option then exercisable that has not expired, such person may, at any time within three months after the date he or she ceases to be a Director (but in no event after the Option has expired under the provisions of Section 5.4 above), exercise the Option with respect to any Shares as to which such person could have but has not exercised the Option on the date the person ceased to be a Director; and

          (d) DEATH OF A FORMER DIRECTOR. If any person should die within three years following the date he or she ceased to be a Director by reason of Retirement or Disability or within three months following the date he or she ceased to be a Director for reasons other than Retirement, Disability or death, the decedent's estate or any person who acquires the right to exercise the Option by reason of the decedent's death may exercise the Option (to the extent that the decedent was entitled to do so on the date the decedent ceased to be a Director) at any time (but in no event after the Option has expired under the provisions of Section 5.4) within the period ending on the later of (i) the last day of the period within which the decedent could have exercised the Option but for his or her death and
     (ii) the first anniversary of such person's death.

     5.6 EXERCISE NOTICE. A Director may exercise all or part of an Option that is exercisable under Section 5.5 by delivering a written notice substantially in the form attached hereto to the Treasurer of the Company specifying the number of Shares to be purchased and providing payment in full of the exercise price in United States dollars by certified check or bank draft.

     5.7 PERSONAL REPRESENTATIVES. In the event any Option is exercised by the executors, administrators, heirs, legatees or distributees of the estate of a deceased Director or by the guardian or legal representative of a disabled former Director, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Director's estate or the proper legatees or distributees thereof or the duly appointed guardian or legal representative of the disabled former Director.

SECTION 6.  ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK

     In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Board shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of Shares or other securities as to which Options may be granted and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Stock Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

SECTION 7.  ACCELERATION.

     7.1 CHANGE OF CONTROL; DELISTING. Notwithstanding any other provisions of the Plan, upon the earlier of (a) a "Change of Control" of the Company (as defined below), or (b) the Shares of the Company ceasing to be publicly traded, any unexercisable portion of an Option shall become exercisable.

     7.2 CHANGE OF CONTROL DEFINED. For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act other than the Company becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (b) the stockholders of the Company approve (i) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (c) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (d) during any period of two consecutive years (not including any period prior to June 8, 1995), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

SECTION 8.  MISCELLANEOUS PROVISIONS

     8.1 NO RIGHT TO DIRECTORSHIP. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in the service of the Company.

     8.2 OPTIONS NONTRANSFERABLE. A Director's interest in an Option and his or her rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except under a qualified domestic relations order (as defined in Section 414(p) of the Code) or, in the event of Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Director in the Plan shall be subject to any obligation or liability of such Director.

     8.3 COMPLIANCE WITH LAW. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal, state and other securities, insurance and other laws and regulations.

     8.4 EXPENSES.  The expenses of the Plan shall be borne by the Company.

     8.5 UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares upon exercise of any Option under the Plan and issuance of Shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

     8.6 ACCEPTANCE. By accepting any Option or other benefit under the Plan, each Director and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

     8.7 CONSTRUCTION. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 or any successor rule, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     In all other respects the Plan and Options granted thereunder shall be governed by, and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof.

SECTION 9.  AMENDMENT OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 6 above, the Board may not, without further approval by the holders of a majority of the outstanding Shares of the Company entitled to vote thereon increase the maximum number of Shares as to which Options may be granted under the Plan, increase the number of shares subject to an Option, change the Option exercise price described in Section 5.2 above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. Subject to the provision of Section 8.7 relating to Rule 16b-3, no amendment of the Plan shall materially and adversely affect any right of any Director with respect to any Option theretofore granted without such Director's written consent. Notwithstanding the foregoing, this Plan may not be amended more frequently than once every six months (other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended) or such other period as may be permitted by Rule 16b-3(c)(2)(ii)(B).

SECTION 10.  ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying Options granted under the Plan. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The

Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except in circumstances involving actual bad faith.

SECTION 11.  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) immediately following the automatic grant of Options at the Annual Meeting in 2005.

SECTION 12.  EFFECTIVE DATE OF PLAN

     The Plan shall become effective as of April 20, 1995, provided that the adoption of the Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present in person or represented by proxy at the 1995 Annual Meeting of Stockholders.

                                                                      APPENDIX B

PROXY                           PXRE CORPORATION                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1995

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gerald L. Radke, F. Sedgwick Browne and Sanford M. Kimmel, and each or any of them, with full power of substitution, the proxies of the undersigned to vote all of the shares of Common Stock of PXRE Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of PXRE Corporation to be held at The Millenium Hilton Hotel, 55 Church Street, New York, New York on June 8, 1995 commencing at 9:00 a.m. and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present upon:

  (1) ELECTION OF DIRECTORS: Authority to vote this Proxy for the election of the following persons as directors is:

                       GRANTED / /                                  WITHHELD / /
             (Except as indicated otherwise)

     IF THERE IS ANY INDIVIDUAL DIRECTOR WITH RESPECT TO WHOM YOU DESIRE TO WITHHOLD YOUR VOTE, YOU MAY DO SO BY LINING THROUGH OR OTHERWISE STRIKING OUT HIS NAME.

        Bernard Kelly     Edward P. Lyons     David W. Searfoss

  (2) To ratify the appointment of Price Waterhouse LLP as PXRE Corporation's independent public accountants for the fiscal year ending December 31, 1995.

        / / APPROVE   / / DISAPPROVE   / / ABSTAIN

                                (See other side)

  (3) To approve the adoption of the PXRE Corporation Director Stock Option
      Plan.

        / / APPROVE   / / DISAPPROVE   / / ABSTAIN

  (4) In their discretion, such other matters as may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995 AND FOR THE PROPOSAL TO ADOPT THE PXRE CORPORATION DIRECTOR STOCK OPTION PLAN.

                                                     Please sign exactly as your
                                                     name appears on this Proxy.
                                                     If signing for estates,
                                                     trusts or corporations,
                                                     title or capacity should be
                                                     stated. If shares are held
                                                     jointly, each holder should
                                                     sign.

                                                     Dated                , 1995
                                                          ----------------

                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                              Signature